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                                                                    Exhibit 99.2

                              EMPLOYMENT AGREEMENT

     This Agreement is dated as of July 9, 2002, by and between Robert Rosenthal ("Executive") and Boston Life Sciences, Inc. ("BLSI" or the "Company").

                                    RECITALS

     Executive seeks to be employed by BLSI and the Company seeks to employ Executive as its President and Chief Operating Officer. BLSI and the Executive intend that the Executive shall serve the Company on the terms set forth below and, to that end, deem it desirable and appropriate to enter into this Agreement.

                                    AGREEMENT

     The parties hereto, in consideration of the mutual promises and undertakings hereinafter set forth, agree as follows:

     1. Term of Agreement. This Agreement shall be deemed effective as of July 8, 2002 (the "Effective Date"). Executive's employment shall continue on the terms provided herein from the Effective Date until December 31, 2005, subject to earlier termination as provided herein (such period of employment hereinafter referred to as the "Employment Period").

     2.   Scope of Employment.

          a. Nature of Services. During the Employment Period, Executive shall be elected and serve as President and Chief Operating Officer of BLSI, and shall have and diligently perform the duties and responsibilities of said office

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     and such additional duties and responsibilities consistent therewith as shall from time to time be assigned to him by the BLSI Board of Directors (the "Board"). During the Employment Period, Executive shall be elected and serve as a member of the Board, and will additionally join an operating Management Committee comprised of the Company's Chief Executive Officer, Chief Financial Officer and Chief Scientific Officer. Executive shall at all times during the Employment Period report directly to BLSI's Chief Executive Officer.

          b. As Chief Operating Officer, Executive shall have reporting to him those employees designated by the CEO. Currently, it is planned that the following functional areas, headed by their respective managers shall report to the Executive: Regulatory Affairs, Manufacturing and Protein Development, Research & Development on products currently designated for pre-clinical and clinical development, clinical trial management. The Chief Scientific Officer shall continue to manage the scientific affairs of the company (R&D, clinical, pre-clinical) on a day-to-day basis, but will report to the Executive and, on a dotted line basis, also to the CEO for at least the initial six months of Executive's employment.

     The CEO shall remain directly involved with matters related to SEC interaction, financing strategy, all legal affairs and strategy, interaction with the Board,

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     coordination and direction of major corporate strategy and policy decisions. The CEO shall chair the management committee composed of the CEO, COO, CSO and CFO. This committee will afford its members the opportunity to discuss, supply input for, and establish major management direction.

          c. Extent of Services. Except for illness and approved vacation periods, Executive shall devote substantially all of his working time and best efforts to the performance of his duties and responsibilities under this Agreement. However, Executive may (i) make any passive investments where he is not obligated or required to, and shall not in fact, devote any managerial efforts, (ii) participate in charitable or community activities or in trade or professional organizations, and/or (iii) subject to Board approval (which approval shall not be unreasonably withheld or withdrawn), hold directorships in public companies, provided that the Board shall have the right to limit such investments, participation and activities whenever the Board shall reasonably believe that the time spent on such matters infringes in any material respect upon the time required by Executive for the proper performance of his duties under this Agreement or is otherwise incompatible in any material regard with those duties.

     3.   Compensation and Benefits.

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          a.   Base Salary. For the first eighteen (18) months of the Employment
     Period, Executive shall be paid a base salary at the annualized rate of $275,000 per year, such base salary to be paid in the same manner and at the same times as the Company shall pay base salary to other executive employees. No longer than eighteen (18) months following the Effective Date of this Agreement, Executive shall receive a formal performance evaluation, at which time the Board shall award Executive such upward base pay adjustment as it may determine in its discretion to be warranted by his performance. However, the Board may elect to review the base pay of the Executive earlier than 18 months, and will do so if the Executive assumes additional responsibility and authority at the request of the Board.

          b. Bonus Compensation. Executive will be eligible to receive an incentive bonus with respect to each fiscal year or portion thereof during the Employment Period. Such incentive bonus shall be payable (if at all) in the sole discretion of the Board, based upon Executive's contribution to the successful consummation of such strategic initiatives as the establishment of a major joint venture/partnership involving Altropane, Troponin or Inosine; the creation of a central nervous system-related subsidiary involving Inosine and associated therapies; and/or the raising of $10 million in additional financing for Company operations. Eighteen
     (18) months following the Effective Date of this Agreement,

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     and without limiting the foregoing, Executive will additionally become eligible to receive other milestone-based bonuses to the extent the Board, in its sole discretion, determines to award such bonuses to Company management in general. The timing and amount of incentive and management bonuses hereunder shall at all times remain in the exclusive discretion of the Board.

          c. Stock Options. Executive shall be awarded BLSI stock options under the Company's 1998 Omnibus Stock Option Plan for an aggregate amount of 750,000 shares of common stock, said options to be exercisable in accordance with the following vesting schedule:

               (i) Options to purchase 150,000 shares of common stock, at the current fair market value (on the date of employment) exercisable twelve (12) months following the Effective Date of this Agreement;

               (ii) Options to purchase 100,000 shares of common stock, at the current fair market value (unless restricted to a $2 exercise price by the terms of one specific private placement currently in negotiation) exercisable eighteen (18) months following the Effective Date of this Agreement;

               (iii) Options to purchase 100,000 shares of common stock, at an exercise price of $3 per share, exercisable twenty-four (24) months following the Effective Date of this Agreement;

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               (iv) Options to purchase 200,000 shares of common stock, at an exercise price of $4 per share, exercisable thirty (30) months following the Effective Date of this Agreement; and

               (v) Options to purchase 200,000 shares of common stock, at an exercise price of $5 per share, exercisable thirty-six (36) months following the Effective Date of this Agreement.

          All unvested options shall expire coincident with the termination of Executive's employment for any reason. Provided, however, in the event Executive's employment hereunder is terminated within the first twelve (12) months following the Effective Date of this Agreement for reasons other than "Cause" as defined below, 150,000 of Executive's unvested options shall accelerate and become immediately exercisable, at fair market value, for a period of twenty-four (24) months from the date of termination.

          All additional vested options in accordance with the Company Stock Option Plan shall remain exercisable for a period of ninety (90) days following the termination of Executive's employment hereunder for reasons other than "Cause" as defined below. In the event Executive's employment hereunder is terminated for "Cause," all options shall terminate immediately and Executive shall forfeit any option rights he may have to purchase shares of common stock.

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        Except as expressly provided herein, all option shares will be subject to the terms and conditions of the 1998 Omnibus Stock Option Plan governing the timing and other requirements for their exercise.

        d. Policies and Fringe Benefits. Executive shall be subject to BLSI policies applicable to Company executives generally, and shall be eligible to receive all fringe benefits (viz., group health and dental insurance, disability insurance, vacation, and 401k plan participation) that may be in effect from time to time on the same terms and conditions made available to the Company's Chief Executive Officer.

     4. Termination of Employment.

        a. BLSI shall have the right to terminate Executive's employment at any time and for any reason, with or without cause. Executive may resign his employment for any reason on thirty (30) days' written notice to the Company.

        b. The Employment Period shall terminate when Executive dies, or when Executive becomes disabled and, by reason of such disability, Executive is unable to perform the essential requirements of his job for at least six
     (6) continuous months.

        c. Whenever the Employment Period shall terminate, Executive shall resign all offices and other positions he holds with the Company and any affiliated entities.

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     5. Benefits Upon Termination of Employment.

        a. Voluntary Termination of Employment by Executive. If Executive terminates his employment during the Employment Period, Executive shall receive all accrued wages earned to date and shall be entitled to no other benefits of any kind from the Company.

        b. Termination of Employment by Company for Cause. If BLSI terminates Executive's employment during the Employment Period for Cause, Executive shall receive all accrued wages earned to date and shall be entitled to no other benefits of any kind from the Company.

        c. Termination of Employment by Company Without Cause. If BLSI terminates Executive's employment during the Employment Period for reasons other than Cause, Executive shall, subject to his prior execution of a general release of claims in favor of BLSI, receive six (6) months of base salary continuation, payable in accordance with the regular payroll practices of the Company. For purposes of this Agreement, "Cause" shall mean: (i) dishonesty by Executive in the performance of his duties; (ii) commission of a felony or plea of nolo contendere to a felony charge; (iii) gross neglect of duties or persistently unsatisfactory performance of such duties which, in the reasonable judgment of the Board, remains unrectified following written notice to the Executive specifying same; (iv) material breach by Executive of any of the terms of this

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     Agreement; and/or (v) any other conduct by Executive that is materially harmful to the business or interests of BLSI.

        d. Executive shall have the right to request arbitration as set forth in
     Section 12 hereof if he believes that Termination of Employment with Cause is unfairly or improperly used to prejudice his interests and rights under this contract, and may also request arbitration where he believes termination without cause has unreasonably deprived him of compensation rights under this contract.

     6. Confidential Information and Restricted Activities.

        a. Confidential Information. During the course of Executive's employment with BLSI, Executive will learn of Confidential Information, as defined below, and may develop Confidential Information on behalf of the Company. Executive agrees that he will never disclose to any person or entity (except as required by applicable law or for the proper performance of his duties and responsibilities to the Company), or use for his own or others' benefit or gain, any Confidential Information obtained by Executive incident to his employment or any other association Executive may have with the Company. Executive understands that this restriction shall continue to apply after Executive's employment terminates, regardless of the reason for such termination. For purposes of this Agreement, Confidential Information means

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     any and all information of BLSI that is not generally known by others with whom it does business or competes, or with whom it plans to or might do business or compete, and any and all information, publicly known in part or not, which if disclosed by the Company could assist in competition against it. Confidential Information includes, without limitation, processes, methods, techniques, systems, formulas, patterns, models, devices, compilations and procedures used in connection with the Company's product development activities; information concerning the identity and needs of Company customers and business partners, and the products the Company provides to customers and business partners; price and cost data maintained in connection with the Company's dealings with customers and business partners; the financial performance, marketing plans, product development goals and strategic initiatives and objectives of the Company; the persons and organizations with whom the Company has business relationships and the substance of such relationships; and any other information, of whatever nature, which gives the Company an opportunity to obtain an advantage over competitors who do not know or use such information. Confidential Information also includes information received by the Company from any third person or entity on the understanding, express or implied, that it will not be disclosed outside of the Company.

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        b. Protection of Documents. All documents, records, software, log books, tapes and other media of every kind and description relating to the business, present or otherwise, of BLSI and any copies thereof ("Documents"), whether or not prepared by Executive, shall be the sole and exclusive property of the Company. Executive agrees to safeguard all Documents and to surrender to the Company, at the time his employment terminates or at such earlier time as the Company may specify, all Documents then in his possession or control.

        c. Non-Competition. Executive acknowledges and agrees that the following restrictions on his activities during and after his employment are necessary to protect the good will, Confidential Information and other legitimate business interests of BLSI, and that these restrictions are an integral part of this Agreement:

           (i) While Executive is employed by the Company, and during the one-year period immediately following termination of his employment for any reason (the "Non-Competition Period"), Executive shall not, directly or indirectly, whether as owner, partner, investor, consultant, agent, employee, co-venturer, distributor, merchant or otherwise, engage in any business activity competitive with BLSI. For purposes of this section "business activity competitive" shall mean a company engaged in the production, marketing or development of any (1)

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          antiangiogenic drug or therapy, (2) any central nervous system regenerative agent, (3) and Parkinson's and/or ADHD diagnostic of therapeutic agent. It is also understood that Executive's duties with BLSI are full-time and preclude other employment outside the company unless with the consent of the company.

               (ii) Executive agrees that, during the Non-Competition Period, he will not (1) hire any employee of BLSI or seek to persuade any employee of the Company to discontinue employment, (2) solicit or encourage any customer of BLSI or independent contractor providing services to the Company to terminate or diminish its relationship with the Company, or (3) seek to persuade any customer or prospective customer of BLSI to conduct with anyone else any business or activity that such customer or prospective customer conducts, has conducted or could conduct with the Company.

          d. Notice of New Business Activities. Executive agrees that, until the expiration of two (2) weeks after the conclusion of the Non-Competition Period, Executive will give notice to BLSI of each new business activity he plans to undertake, at least two (2) weeks prior to beginning any such activity. The notice shall state the name and address of the person or entity for whom such activity is

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     to be undertaken, and the nature of Executive's business relationship and position with such person or entity.

          e. Reasonableness of Restrictions/Remedies for Breach. In signing this Agreement, Executive gives BLSI assurance that he has carefully read and considered all the terms and conditions of this Agreement, including the restraints imposed under this Section 6. Executive agrees without reservation that these restraints are necessary for the reasonable and proper protection of the Company, and that each and every one of the restraints is reasonable in respect to subject matter, length of time and geographic area. Executive further agrees that, were he to breach any of the covenants contained in this Section 6, the damage to the Company would be irreparable. Executive therefore agrees that the Company, in addition to any other remedies available to it, shall be entitled to preliminary and permanent injunctive relief against any breach or threatened breach of any of those covenants, without having to post bond, and shall be entitled to all reasonable attorney's fees and expenses incurred in connection with the enforcement of such covenants. Executive and BLSI further agree that, in the event that any provision of this Section 6 is determined by a court of competent jurisdiction to be unenforceable by reason of its being extended over too great a time period, too large a geographic area or too great a range of activities, that provision shall be deemed to be modified to permit its

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     enforcement to the maximum extent permitted by law. Finally, Executive and
     BLSI agree that the one-year duration of the Non-Competition Period shall be tolled, and shall not run, during any period of time in which Executive is in breach of the provisions of this Section 6.

     7. Intellectual Property. Executive agrees to promptly and fully disclose to BLSI all Intellectual Property, as defined below. Executive hereby assigns and agrees to assign to BLSI (or as otherwise directed by the Company) his full right, title and interest in all Intellectual Property. Executive agrees to execute any and all applications for domestic and foreign patents, copyrights and other proprietary rights, and to do such other acts (including, among others, the execution and delivery of instruments of further assurance or confirmation) requested by the Company to assign the Intellectual Property to the Company and to permit the Company to enforce any patents, copyrights and other proprietary rights in the Intellectual Property. Executive agrees that he will not charge the Company for time spent in complying with these obligations. All copyrightable works that Executive creates shall be considered "work made for hire". In signing this Agreement, Executive represents that there is no Intellectual Property in which he claims any personal right, title or interest.

     For purposes of this Agreement, "Intellectual Property" means inventions, discoveries, developments, methods, processes, improvements, compositions, works, concepts and ideas (whether or not patentable or copyrightable or constituting trade

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secrets) conceived, made, created, developed or reduced to practice by Executive
(whether alone or with others and whether or not during normal business hours or on or off Company premises) during Executive's employment that relate in any way to the business, products or practices of BLSI or to any prospective activity of the Company.

     8. Conflicting Agreements. Executive hereby represents and warrants that his signing of this Agreement and the performance of his obligations under it will not breach or be in conflict with any other agreement to which he is a party or is bound, and that he is not now subject to any covenants against competition or similar restrictions that would affect the performance of his obligations under this Agreement. Executive agrees that he will not disclose to or use on behalf of BLSI any proprietary or confidential information of a third party without that party's consent.

     9. Withholding. All payments made by BLSI under this Agreement shall be reduced by any tax or other amounts required to be withheld by the Company under applicable law.

     10. Assignment. Neither Executive nor BLSI may make any assignment of this Agreement or any interest in it, by operation of law or otherwise, without the prior written consent of the other; provided, however, that the Company may assign its rights and obligations under this Agreement without Executive's consent in the event that the Company shall hereafter effect a reorganization, consolidate with, or merge into any entity or transfer all or substantially all of its properties or assets to another person or

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entity. This Agreement shall inure to the benefit of and be binding upon
Executive and the Company, and each of their respective successors, executors, administrators, heirs and permitted assigns.

     11. Severability. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     12. Arbitration of Disputes. Any dispute among the parties hereto as to the interpretation or application of this Agreement, or concerning Executive's employment at the Company or the termination thereof, shall be resolved exclusively by binding arbitration in accordance with the rules and procedures of the American Arbitration Association.

     13. Miscellaneous. This Agreement sets forth the entire agreement between Executive and BLSI, and replaces all prior and contemporaneous communications, agreements and understandings, written or oral, with respect to the terms and conditions of Executive's employment. This Agreement may not be modified or amended, and no breach shall be deemed to be waived, unless agreed to in writing by Executive and an expressly authorized representative of the Company. The headings

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and captions in this Agreement are for convenience only, and in no way define or describe the scope or content of any provision of this Agreement. This is a Massachusetts contract and shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

     14. Notices. Any notices provided for in this Agreement shall be in writing and shall be effective when delivered in person or deposited in the United States mail, postage prepaid, and addressed to Executive at his last known address on the books of the Company or, in the case of BLSI, to it at its principal place of business, attention of the Chief Executive Officer, or to such other address as either party may specify by notice to the other actually received.

                                           /s/ Robert Rosenthal
                                           -------------------------------------
                                           Robert Rosenthal


                                           BOSTON LIFE SCIENCES, INC.



                                           By: /s/ David Hillson
                                               ---------------------------------
                                               David Hillson,
                                               Chief Executive Officer

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